SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      -------------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                      -------------------------------------

         Date of report (Date of earliest event reported): July 7, 2005

                             USA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

    Pennsylvania               33-70992              23-2679963

   (State or other         (Commission File    (I.R.S. Employer
   jurisdiction of              Number)         Identification No.)
   incorporation or
    organization)


                          100 Deerfield Lane, Suite 140
                           Malvern, Pennsylvania 19355
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 610-989-0340

                                       n/a
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On July 7, 2005, the Company dismissed Ernst & Young LLP as the Company's independent registered public accounting firm. The Audit Committee of the Board of Directors of the Company participated in and approved the decision.

The reports issued by Ernst & Young LLP on the financial statements of the Company for the fiscal years ended June 30, 2004 and 2003, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except the reports were qualified as to a going concern uncertainty.

During the fiscal years ended June 30, 2004 and 2003, and through July 7, 2005, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreements, if not resolved to Ernst & Young LLP's satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in its reports on the Company's financial statements for such fiscal years.

During the fiscal years ended June 30, 2004 and 2003, and through July 7, 2005, there have been no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested Ernst & Young LLP to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young LLP agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter is filed as an Exhibit to this Form 8-K.

(b) On July 7, 2005, the Company engaged Goldstein Golub Kessler LLP as the Company's new independent registered public accounting firm to audit the Company's financial statements.

During the fiscal years ended June 30, 2004 and 2003, and through July 7, 2005, neither the Company nor someone on its behalf consulted with Goldstein Golub Kessler LLP regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            16.1 Letter of Ernst & Young LLP dated July 13, 2005, regarding change in certifying accountant

                                   SIGNATURES

      Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 USA TECHNOLOGIES, INC.

                                             By: /s/ George R. Jensen, Jr.
                                                 -------------------------
                                                 George R. Jensen, Jr.
                                                 Chief Executive Officer

Dated:  July 13, 2005

                                  EXHIBIT INDEX

Exhibit
No.                                   Description
-------                               -----------

16.1 Letter of Ernst & Young LLP dated July 13, 2005, regarding change in certifying accountant